UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                            reported): July 7, 2006

                      HSBC Home Equity Loan Corporation I
                 ---------------------------------------------
             (Exact name of the depositor as Specified in Charter)
              Commission File Number of the depositor: 333-132348

                           HSBC Finance Corporation
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)



           Delaware                        333-132348                          36-3955292
           --------                        ----------                          ----------
(State or Other Jurisdiction of    (Commission File Number of     (I.R.S. Employer Identification No.
Incorporation of the depositor)          the depositor)                    of the depositor)


   2700 Sanders Road, Prospect Heights, Illinois                                  60070
   ---------------------------------------------                                  -----
(Address of Principal Executive Offices of the depositor)                       (Zip Code)


The depositor's telephone number, including area code (847) 564-5000
                                                      --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange
      Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8    Other Event

Item 8.01.   Other Events.

Filing of Form T-1

     On July 7, 2006, HSBC Home Equity Loan Corporation I (the "Company") is filing a Form T-1 to designate JPMorgan Chase Bank, National Association to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.



Section 9    Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

      (a)    Financial Statements of Businesses Acquired.

             Not applicable.

      (b)    Pro Forma Financial Information.

             Not applicable.

      (c)    Shell Company Transactions.

             Not applicable.

      (d)    Exhibits.

             25 Form T-1 Statement of Eligibility under Trust Indenture Act of 1939, as amended.



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



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          HSBC Home Equity Loan Corporation I



                          By:  /s/ Steven H. Smith
                               -------------------------------------------
                          Name:  Steven H. Smith
                          Title:   Vice President and Assistant Treasurer



Dated:  July 7, 2006






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




                                 Exhibit Index

Exhibit


25 Form T-1 Statement of Eligibility under Trust Indenture Act of 1939, as amended.







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